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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

SUPERNUS PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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SUPERNUS PHARMACEUTICALS, INC.

1550 East Gude Drive
Rockville, MD 20850
(301) 838-2500

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AT 10:00 A.M.,
APRIL 24, 2013

To the Stockholders of Supernus Pharmaceuticals, Inc.:

        NOTICE IS HEREBY GIVEN THAT the 2013 Annual Meeting of the Stockholders of Supernus Pharmaceuticals, Inc., a Delaware corporation ("Supernus"), will be held at the executive offices of Supernus, located at 1550 East Gude Drive, Rockville, MD 20850 on April 24, 2013 at 10:00 A.M. for consideration of and action upon the following matters:

  I.
  to elect three (3) directors to hold office for the ensuing three years and until their successors have been duly elected and qualified;

  II.
  to ratify the appointment of Ernst &Young, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013; and

  III.
  to transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

        The Board of Directors has fixed the close of business on March 20, 2013 as the Record Date for the determination of holders of common stock of Supernus entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. For at least 10 days prior to the annual meeting date, a complete list of shareholders entitled to vote at the annual meeting will be open to examination by stockholders for any purpose germane to the annual meeting during normal business hours at our corporate headquarters at 1550 East Gude Drive, Rockville, MD 20850. The list of stockholders and their stockholdings will also be available at and for the duration of the annual meeting on April 24, 2013.

        THE ACCOMPANYING FORM OF PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF SUPERNUS.

        STOCKHOLDERS (WHETHER THEY OWN ONE OR MANY SHARES AND WHETHER THEY EXPECT TO ATTEND THE ANNUAL MEETING OR NOT) ARE REQUESTED TO VOTE, SIGN, DATE AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. A PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE BY (a) NOTIFYING THE SECRETARY OF SUPERNUS IN WRITING, (b) DELIVERING A DULY EXECUTED PROXY BEARING A LATER DATE, OR (c) ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

        IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON APRIL 24, 2013. THE PROXY STATEMENT AND 2012 ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT: www.edocumentview.com/SUPN.

BY ORDER OF THE BOARD OF DIRECTORS:
Jack A. Khattar, Secretary
March 29, 2013

SUPERNUS PHARMACEUTICALS, INC.

1550 East Gude Drive
Rockville, MD 20850
(301) 838-2500

DATED March 29, 2013

PROXY STATEMENT

        This Proxy Statement is furnished with the attached Notice of Annual Meeting and with the accompanying Proxy on or about April 1, 2013, to each stockholder of record of Supernus Pharmaceuticals, Inc. ("Supernus" or the "Company") as of the close of business on March 20, 2013 ("Record Date"), in connection with the solicitation of proxies by the Board of Directors to be voted at the Annual Meeting of Stockholders of Supernus to be held on April 24, 2013 at 10:00 A.M. at the executive offices of Supernus, located at 1550 East Gude Drive, Rockville, MD 20850, and at any adjournment or adjournments thereof for the purposes stated below. The form of Proxy is enclosed.

        Only stockholders of record as of the close of business on the Record Date will be entitled to vote on all matters presented for vote at the Annual Meeting. At the close of business on the Record Date, the total number of shares of our common stock (the "Common Stock") outstanding was 30,892,070 shares. Each share of Common Stock will be entitled to one vote per share on all business to come before the Annual Meeting.

QUORUM AND REQUIRED VOTE

        The holders of a majority of the outstanding shares of each class entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum. If a broker that is a record holder of common stock does not return a signed Proxy, the shares of Common Stock represented by such Proxy will not be considered present at the meeting and will not be counted toward establishing a quorum. If a broker that is a record holder of Common Stock does return a signed Proxy, but is not authorized to vote on one or more matters, each such vote being a broker non-vote, the shares of Common Stock represented by such Proxy will be considered present at the meeting for purposes of determining the presence of a quorum.

        A plurality of the votes cast is required for the election of directors. Votes withheld from a director nominee will have no effect on the election of the director from whom votes are withheld. The rules that determine how your broker can vote your shares state that brokers may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote. You must provide your broker with voting instructions so that your vote will be counted. Broker non-votes will have no effect on the outcome of the election of directors.

        An affirmative vote of the majority of the outstanding shares of all classes of stock entitled to vote, present in person or by proxy at the meeting, is required for the ratification of the appointment of Supernus' auditors. Abstentions will have the effect of a "no" vote with respect to the ratification of Supernus' auditors and broker non-votes will have no effect on the outcome of the proposal.

REVOCABILITY OF PROXY

        Any Proxy given pursuant to this solicitation may be revoked at any time prior to its exercise by notifying the Secretary of Supernus in writing, delivering a duly executed Proxy bearing a later date or attending the Annual Meeting and voting in person.

 DISSENTER'S RIGHT OF APPRAISAL

        The matters submitted to the stockholders for their approval will not give rise to dissenter's appraisal rights under Delaware law.

PERSONS MAKING THE SOLICITATION

        The accompanying Proxy is being solicited on behalf of the Board of Directors of Supernus Pharmaceuticals. In addition to mailing the Proxy materials, solicitation may be made in person or by telephone or electronic transmission by directors, officers or other employees of Supernus, none of whom will receive any additional compensation in connection with such solicitation. The expense of the solicitation of the Proxies for the Annual Meeting will be borne by us. We will request banks, brokers and other nominees to forward Proxy materials to beneficial owners of stock held by them and will reimburse such banks, brokers and other nominees for their reasonable out-of-pocket expenses in doing so.

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

        The following table sets forth information regarding the beneficial ownership of our common stock as of March 20, 2013 by: (i) any person who, to our knowledge, owns 5% or more of the common stock on an as-converted basis, (ii) our named executive officers+ and our directors and director nominees individually, and (iii) all of our executive officers and directors, as a group. Unless otherwise indicated, the address for each of the stockholders listed in the table below is c/o Supernus Pharmaceuticals, Inc., 1550 East Gude Drive, Rockville, Maryland 20850.

        Beneficial ownership is determined in accordance with the rules and regulations of the United States Securities and Exchange Commission ("SEC"). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within sixty (60) days of March 20, 2013 are deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, we believe each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite that stockholders' name.

+
The named executive officers ("NEOs") consist of our Chief Executive Officer and our two most highly compensated officers other than the Chief Executive Officer.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Shares of Common Stock Beneficially Owned
5% Stockholders:
New Enterprise Associates 11, Limited Partnership and its affiliates(1) c/o New Enterprise Associates 1954 Greenspring Drive Suite 600 Timonium, MD 21093	10,650,000	34.5
OrbiMed Private Investments II, LP and its affiliates(2) c/o OrbiMed Advisors LLC 767 Third Avenue, 30th Floor New York, NY 10017	3,000,000	9.7
Abingworth Bioventures IV LP and its affiliates(3) c/o Abingworth Management Inc 890 Winter Street, Suite 150 Waltham, MA 02451	3,600,000	11.7
T. Rowe Price Associates, Inc. and its affiliates(4) c/o T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	4,795,700	15.5
Executive Officers and Directors:
Jack A. Khattar(5)	1,537,058	5.0
Gregory S. Patrick(6)	35,153	*
Stefan K.F. Schwabe, M.D., Ph.D.	2,051	*
Padmanabh P. Bhatt, Ph.D.(7)	87,931	*
Jones W. Bryan, Ph.D.(8)	86,125	*
M. James Barrett, Ph.D.(9)	10,650,000	34.5
Victor Vaughn	4,082	*
Michael Bigham(10)	3,600,000	11.7
Frederick M. Hudson(11)	9,375	*
Charles W. Newhall, III(12)	10,650,000	34.5
William A. Nuerge	23,750	*
John M. Siebert, Ph.D.	12,188	*
All executive officers and directors as a group (12 persons)	16,047,712	51.8

*
Less than one percent.

(1)
The number of shares beneficially owned consists of (a) 10,641,250 shares of common stock held by New Enterprise Associates 11, Limited Partnership ("NEA 11"); and (b) 8,750 shares of common stock held by NEA Ventures 2005, L.P. ("Ven 2005"). The shares directly held by NEA 11 are indirectly held by NEA Partners 11, Limited Partnership ("NEA Partners 11"), the sole general partner of NEA 11, NEA 11 GP, LLC ("NEA 11 LLC"), the sole general partner of NEA Partners 11, and each of the individual Managers of NEA 11 LLC. The individual Managers (collectively, the "Managers") of NEA 11 LLC are M. James Barrett, Peter J. Barris, Forest Baskett, Ryan D. Drant, Krishna "Kittu" Kolluri and Scott D. Sandell. NEA Partners 11, NEA 11 LLC and the Managers share voting and dispositive power over the shares directly held by NEA 11. The shares directly held by Ven 2005 are indirectly held by J. Daniel Moore, the general partner of Ven 2005, who holds voting and dispositive power over the shares directly held by Ven 2005. All indirect holders of the above referenced shares disclaim beneficial ownership of all applicable shares except to the extent of their actual pecuniary interest therein, if any.

(2)
The number of shares beneficially owned is based on information provided in a Schedule 13D filed by OrbiMed Advisors LLC ("OrbiMed") with the SEC on February 14, 2013, and consists of (a) 2,183,000 shares of common stock held by OrbiMed Private Investments II, LP; and (b) 817,000 shares of common stock held by OrbiMed Private Investments II (QP), LP. OrbiMed, a registered investment adviser under the Investment Advisers Act of 1940, as amended, is the managing member of OrbiMed Capital GP II LLC, which is the general partner of OrbiMed Private Investments II, LP and OrbiMed Private Investments II (QP), LP. Investment professionals employed by OrbiMed manage UBS Juniper Crossover Fund, L.L.C.'s investment portfolio on behalf of UBS Juniper Management, L.L.C. under the oversight of UBS Fund Advisor, L.L.C. Mr. Samuel D. Isaly is the managing member of and owner of a controlling interest in OrbiMed. Accordingly, OrbiMed and Mr. Isaly may be deemed to have voting and investment power over the shares held by OrbiMed Private Investments II, LP, OrbiMed Private Investments II (QP), LP, and UBS Juniper Crossover Fund, L.L.C. noted above. OrbiMed and Mr. Isaly disclaim beneficial ownership with respect to such shares, except to the extent of their pecuniary interest therein, if any.

(3)
The number of shares beneficially owned consists of (a) 3,569,400 shares of common stock held by Abingworth Bioventures IV LP ("ABV IV"); and (b) 30,600 shares of common stock held by Abingworth Bioventures IV Executives LP "(ABV IV Executives"). Abingworth Bioventures IV, LP. Abingworth Management Limited "(AML") serves as investment manager of each of ABV IV and ABV IV Executives and may be deemed to share voting and dispositive power with respect to the securities owned by ABV IV and ABV IV Executives.

(4)
The number of shares is based on information provided in a Schedule 13G filed by T. Rowe Price Associates, Inc. with the SEC on February 14, 2013. T. Rowe Price Associates, Inc. has sole voting power with respect to 710,100 shares and sole dispositive power with respect to all of the shares. T. Rowe Price New Horizons Fund, Inc.. has sole voting power with respect to 1,700,000 shares. T. Rowe Price Health Sciences Fund, Inc. has sole voting power with respect to 2,175,000 shares.

(5)
Includes 1,125,000 shares of common stock held by KBT Trust and 412,058 shares of common stock held by Mr. Khattar.

(6)
Includes 26,250 shares of common stock issuable to Mr. Patrick upon the exercise of options within 60 days of March 20, 2013.

(7)
Includes 36,125 shares of common stock issuable to Dr. Bhatt upon the exercise of options within 60 days of March 20, 2013.

(8)
Includes 20,625 shares of common stock issuable to Dr. Bryan upon the exercise of options within 60 days of March 20, 2013.

(9)
The number of shares beneficially owned consists of 10,650,000 shares of common stock as described in note (1) above. Dr. Barrett, a member of our Board of Directors, is a Manager of NEA 11 LLC, and disclaims beneficial ownership of the shares of capital stock held by NEA 11, except to the extent of his pecuniary interest therein, if any.

(10)
The number of shares beneficially owned consists of 3,600,000 shares of common stock as described in note (3) above. Michael Bigham is a director of AML, and in such capacity may be deemed to beneficially own the securities owned of record by ABV IV and ABV IV Executives, but disclaims beneficial ownership of such securities, except to the extent of his pecuniary interest therein, if any.

(11)
Includes 4,375 shares of common stock issuable to Mr. Hudson upon the exercise of options within 60 days of March 20, 2103.

(12)
The number of shares beneficially owned consists of 10,650,000 shares of common stock issuable as described in note (1) above. Mr. Newhall, a member of our Board of Directors, was a Manager of NEA 11 LLC until his retirement from New Enterprise Associates, Inc. effective December 31, 2012, and disclaims beneficial ownership of the shares of capital stock held by NEA 11, except to the extent of his pecuniary interest therein, if any.

PROPOSAL 1
ELECTION OF DIRECTORS

        In April 2012, our shareholders approved the Company's Amended and Restated Certificate of Incorporation, which divided the Board of Directors into three classes, as nearly equal in number as possible, with one class standing for election each year for a three-year term. The term of the initial Class I directors will expire at the 2013 Annual Meeting of Stockholders; the term of the initial Class II directors will expire at the 2014 Annual Meeting of Stockholders; and the term of the initial Class III directors will expire at the 2015 Annual Meeting of Stockholders. At each Annual Meeting of Stockholders beginning with the 2013 Annual Meeting of Stockholders, the successors of the class of directors whose term expires shall be elected to hold office for a term expiring at the Annual Meeting of Stockholders to be held in the third year following the year of their election, with each director in each such class to hold office until his or her successor is duly elected and qualified.

        Our Board of Directors shall be not fewer than 5 and not more than 15 members. At our annual meeting, three directors are to be elected. The Board of Directors recommends that stockholders elect Jack A. Khattar, M. James Barrett, Ph.D. and William A. Nuerge, each to hold office until the 2016 Annual Meeting of Stockholders or until his respective successor has been elected and qualified. This slate of directors recommended and approved by the Board of Directors was determined following an assessment by the Board of Directors of the skill set and experience of such persons. Each of the nominees named below was elected as our director at the annual meeting of stockholders held on January 27, 2012. The persons designated as proxies in the accompanying proxy card intend to vote "FOR" each such nominee, unless a contrary instruction is indicated on the proxy card. If for any reason any such nominee should become unavailable for election, the persons designated as proxies in the proxy card may vote the proxy for the election of another person nominated as a substitute by the Board of Directors, if any person is so nominated. We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected, and all nominees have expressed their intention to serve the entire term for which election is sought. The proxies cannot be voted for a greater number of persons than the number of nominees named which is three nominees.

        In October 2012, consistent with OrbiMed Advisors, LLC's policy of having its representative resign from a company's Board of Directors after it becomes a public company, Michael Sheffrey, Ph.D., a Class III director, submitted a letter of resignation to the Board of Directors. The Board of Directors accepted the resignation of Dr. Sheffrey at that time and elected not to fill the vacancy as it determined that a Board of Directors consisting of seven members can best serve the interests of our stockholders at this time. The Board of Directors subsequently decreased the size of the Board from eight to seven members.

        We are not aware of any adverse proceedings between any director, officer, affiliate or beneficial owner of the company.

        The following table sets forth below the name, age, service dates and respective position with the Company of each member of our Board of Directors:

Name	Age	Director Since	Position
Class I Directors (Term maturing in 2013):
Jack A. Khattar	51	2005	President, Chief Executive Officer & Secretary, Director
M. James Barrett, Ph.D.(2)	70	2005	Director and Chairman of the Board
William A. Nuerge(1)(2)	60	2006	Director
Class II Directors (Term maturing in 2014):
Michael Bigham(2)(3)	55	2006	Director
Frederick M. Hudson(1)	67	2010	Director
Charles W. Newhall, III(3)	68	2005	Director
Class III Directors (Term maturing in 2015):
John M. Siebert, Ph.D.(1)	73	2011	Director

(1)
Member of Audit Committee

(2)
Member of Compensation Committee

(3)
Member of Governance and Nominating Committee

Biographical Information

        The following is a brief biography of each nominee for election of director and a discussion of the specific experience, qualifications, attributes or skills that led the Board of Directors to select that director for nomination.

Class I Nominees for Term of Office to Expire in 2016:

        Jack A. Khattar is the founder of our Company and has served as our President, Chief Executive Officer and Secretary and a Director since 2005. From 1999 to 2005, Mr. Khattar served in various positions during that time as a Board member, President and CEO of Shire Laboratories Inc., the drug delivery subsidiary of Shire plc. From 1999 to 2004, he also served as a member of Shire plc's Executive Committee. Prior to that, Mr. Khattar served as an Executive Officer and the Chairman of the Management Committee at CIMA Labs Inc. ("CIMA"), a drug delivery company that is currently a division of Cephalon. At CIMA, he was also responsible for business development, including the licensing of CIMA's technologies, corporate alliances and strategic planning. Prior to joining CIMA in 1995, Mr. Khattar held several marketing and business development positions at Merck & Co., Novartis, Playtex and Kodak in various locations, including the United States, Europe and the Middle East. Mr. Khattar earned his degrees in Marketing with a BBA from American University of Beirut and an MBA from the Wharton School of the University of Pennsylvania. He is currently a director of Rockville Economic Development, Inc. Mr. Khattar's leadership, executive, managerial, business and pharmaceutical company experience, along with his more than 20 years of industry experience in the development and commercialization of pharmaceutical products and drug delivery technologies, qualify him to be a director.

        M. James Barrett, Ph.D., has served as the Chairman of our Board since 2005. Since September 2001, Dr. Barrett has been a general partner of New Enterprise Associates, Inc. ("NEA"), which is a venture capital firm that focuses on the medical and life sciences and information technology industries. He is currently a member of the Board of Directors of each of the publicly-traded companies Amicus Therapeutics, Inc., Clovis Oncology, Inc. and Targacept, Inc., and within the past five years, he has served on the Board of Directors of each of the publicly-traded companies Inhibitex (acquired by Bristol-Myers Squibb Co.), Iomai Corporation (acquired by Intercell AG), MedImmune, LLC (acquired by AstraZeneca), Pharmion Corporation (acquired by Celgene Corporation) and YM Biosciences, Inc. As a result of Dr. Barrett's tenure as a general partner of NEA, he has served on numerous Boards of Directors of both public and private companies in the healthcare sector and brings to our Board of Directors significant first-hand experience in shaping strategic direction as a pharmaceutical company matures from a private venture-backed company to a development-stage public company and then to a product revenue-generating company. Dr. Barrett received a Ph.D. in Biochemistry at the University of Tennessee, his MBA from the University of Santa Clara, and a BS in Chemistry from Boston College. Dr. Barrett's substantial experience with public and private companies in the healthcare sector and his venture capital, financial and business experience qualify him to serve as a director.

        William A. Nuerge has served as a member of our Board since 2006. Since 2008, Mr. Nuerge has been a managing partner of Fortress Pharms Advisors, LLC. From 2004 to 2007, Mr. Nuerge served as a director and President and CEO of Xanodyne Pharmaceuticals. From 1997 to 2004, he served as President and CEO of Shire US, Inc. Prior to that, Mr. Nuerge served as Chief Operating Officer of Richwood Pharmaceuticals Company, Inc. from 1994 to 1997, which subsequently merged with Shire plc in 1997. Mr. Nuerge earned his Bachelor of Science degree from Purdue University and his MBA from Wesleyan University. Mr. Nuerge's significant operational and business experience with life science companies qualify him to serve as a director.

        The Board of Directors recommends a vote "FOR" the election of each of the Class I nominees to the Board of Directors named above.

Class II Directors Continuing for Term of Office Expiring in 2014:

        Michael Bigham has served as a member of our Board since 2006. Since 2002, Mr. Bigham has been a general partner of Abingworth, a leading international venture capital firm concentrating in life sciences. From December 2002 to March 2004, he served as Vice Chairman of Corixa Corporation, and was President and Chief Executive of Coulter Pharmaceuticals from July 1996 until it merged into Corixa in December 2000. Previously, he was an early employee at Gilead Sciences where he spent eight years serving in various capacities, including Executive Vice President of Operations and Chief Financial Officer. Before joining Gilead, Mr. Bigham was a partner at Hambrecht & Quist where he became Co-Head of Healthcare Investment Banking. He currently chairs the compensation committee of the Board of Directors of Avila Therapeutics, Inc. and he previously chaired the audit committee of the Board of Directors of Valeritas, Inc. He is also a director of Secure EDI Holdings, Inc. He has previously served as a director of Hydra Biosciences, Inc., Magellan Inc., PrimeraDx, Inc., Xenogen Corporation and SED, Inc. Prior to February 23, 2009, Mr. Bigham was also a non-executive director of Dynogen Pharmaceuticals Inc., a private clinical stage pharmaceutical company that, on that date, filed a voluntary petition for relief under Chapter 7 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Massachusetts. Mr. Bigham earned his B.S. Degree with distinction from the University of Virginia and holds an MBA from Stanford University Graduate School of Business. Mr. Bigham is also a Certified Public Accountant. Mr. Bigham's significant operational and investment banking experience in life science companies qualify him to serve as a director.

        Frederick M. Hudson has served as a member of our Board since 2010. Mr. Hudson retired as a partner in charge of the health care audit practice for the Washington—Baltimore business unit of the accounting firm of KPMG, LLP on January 1, 2006 after a 37-year career with the firm. He currently serves in a board capacity with the Board of Financial Administration of the Catholic Archdiocese of Baltimore and the Board of Trustees of the Maryland Historical Society. He chairs the audit committees of each of the Boards of Directors of Educate, Inc. and GBMC Healthcare, Inc. and its affiliate, Greater Baltimore Medical Center. He is also a director of Maxim Health Care Services, Inc. Mr. Hudson received a B.S. in Accounting from Loyola University Maryland and is a Certified Public Accountant. Mr. Hudson's extensive accounting and health care audit experience qualify him to serve as a director.

        Charles W. Newhall, III has served as a member of our Board since 2005. In 1977, Mr. Newhall co-founded NEA, a venture capital firm that focuses on the medical and life sciences and information technology industries, from which he retired effective December 31, 2012. To date, Mr. Newhall has served as a director of over 50 venture-backed companies. Some of his current Board memberships include Vitae Pharmaceuticals, NeuroPace, Inc. and Interfusio. In 1986, he founded the Mid-Atlantic Venture Capital Association ("MAVA"), which now has over 80 venture capital firms that are members, and is one of the most active regional venture associations in the country. He is Chairman Emeritus of MAVA. Before NEA, Mr. Newhall was a Vice President of T. Rowe Price. He served in Vietnam commanding an independent platoon including an initial reconnaissance of Hamburger Hill. His decorations include the Silver Star and Bronze Star V (1st OLC). He earned an Honors Degree in English from the University of Pennsylvania and an MBA from Harvard Business School. Mr. Newhall's substantial experience with companies in the healthcare sector and his venture capital, financial and business experience qualify him to serve as a director.

Class III Directors Continuing for Term of Office Expiring in 2015:

        John M. Siebert, Ph.D., has served as a member of our Board since 2011. Dr. Siebert has over 30 years experience in the pharmaceutical industry. Since 2011, Dr. Siebert has been Chief Operating Officer of New Rhein Healthcare Investors, LLC, a healthcare-based private equity group. Since 2009, Dr. Siebert has been Chairman and CEO of Compan Pharmaceuticals, LLC, a veterinary specialty pharmaceutical company. From 2004 to 2009, Dr. Siebert served as Chairman and CEO at CyDex Pharmaceuticals Inc., a specialty pharmaceutical company. From 1995 through 2003, Dr. Siebert served as President and CEO of CIMA, an innovative oral drug delivery company. Dr. Siebert started his career at Procter & Gamble. He currently chairs the audit committee of the Board of Directors and is a member of the Nominating and Governance Committee of Aradigm, Inc. He is a member of the Board of Directors of Accu-Break Pharmaceuticals, Inc. Dr. Siebert holds a B.S. in Chemistry from Illinois Benedictine University, an M.S. in Organic Chemistry from Wichita State University and a Ph.D. in Organic Chemistry from the University of Missouri. Dr. Siebert's substantial operational and business experience with companies in the healthcare sector, combined with his scientific experience, qualify him to serve as a director.

 CORPORATE GOVERNANCE

Code of Business Conduct and Ethics

        We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. A copy of the Code of Ethics is currently available at www.supernus.com. Supernus will publicly disclose any waivers or amendments to the Code of Ethics that applies to its chief executive officer and senior financial officers pursuant to the requirements of the SEC.

Composition of Our Board of Directors

        Our Board of Directors currently consists of seven members. All of our directors were elected pursuant to the Board composition provisions of our stockholders voting agreement. Our Governance and Nominating Committee and Board of Directors may consider a broad range of factors relating to the qualifications and background of nominees, which may include diversity, which is not limited to race, gender or national origin. We have no formal policy regarding Board diversity. Our Governance and Nominating Committee and Board of Directors' priority in selecting Board members is identification of persons who will further the interests of our stockholders through their established records of professional accomplishment, the ability to contribute positively to the collaborative culture among Board members, and professional and personal experiences and expertise relevant to our growth strategy.

Description of Director Qualifications, Nominating Process and Stockholder Nominations

        Members of our Board of Directors should meet certain minimum qualifications including being at least 21 years old and possessing (1) the ability to read and understand corporate financial statements, (2) relevant business experience and professional skills, (3) high moral character and personal and professional integrity, and (4) the willingness to commit sufficient time to attend to his or her duties and responsibilities as a director of a public corporation. In addition, the Board of Directors may consider a variety of other qualities and skills, including (i) expertise in the businesses in which Supernus may engage, (ii) the ability to exercise independent decision-making, (iii) the absence of conflicts of interest, (iv) diversity of gender, ethnic background, and experience, and (v) the ability to work effectively with other directors in collectively serving the long-term interests of all stockholders. Nominees must also meet any applicable requirements of SEC regulations, state law, and Supernus charter and bylaws.

        The Governance and Nominating Committee of the Board of Directors will annually assess the qualifications, expertise, performance and willingness to serve of our existing directors. If at this time, or at any other time during the year, the Governance and Nominating Committee determines a need to add a new director with specific qualifications or to fill a vacancy on the Board, the Governance and Nominating Committee will then initiate the search, working with staff support and seeking input from Board directors and senior management, considering nominees previously submitted by stockholders, and, if deemed necessary or appropriate, hiring a search firm. An initial slate of candidates satisfying the specific qualifications, if any, and otherwise qualifying for membership on the Board, will then be identified and presented to the Board of Directors which will then prioritize the candidates and determine if any of the members of the Board or senior management have relationships with the preferred candidates and can initiate contacts. If not, contact would be initiated by a search firm. The Governance and Nominating Committee will interview the prospective candidate(s). Evaluations and recommendations of the interviewers will be submitted to the Board of Directors for final evaluation. The Board of Directors will meet to consider such recommendations and to approve the final candidate, and will evaluate all nominees for director, including nominees recommended by a stockholder, on the same basis.

        The Board of Directors will consider director candidates recommended by our stockholders in accordance with the following procedures. Stockholders may make recommendations with regard to nominees for election to the Board of Directors at future annual meetings of stockholders by submitting in writing a notice, received by the Secretary of Supernus, no earlier than 120 days and no later than 90 days prior to the anniversary date of the prior year's meeting, or, if we did not have an annual meeting of stockholders in the prior year or if the date of the current year's annual meeting is more than 30 days before or after the anniversary date of the prior year's annual meeting, on or before 15 days after the date on which the date of the current year's annual meeting is first disclosed in a public statement. Such recommendations or notices of nomination must set forth (i) all information relating to each nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder. With respect to nominations, notices of nominations must include the written consent of each nominee to being named in the proxy statement as a nominee and to serving as a director if elected. In addition, stockholders submitting nominations must provide certain information pertinent to them. In making recommendations or nominations, stockholders must adhere to all of the required procedures set forth in our Amended and Restated Bylaws, a copy of which has been filed with the SEC. Stockholders should also consider the minimum qualifications determined by our Board of Directors for Board members as noted elsewhere in this Proxy Statement. All nominees for director, including nominees recommended by a stockholder, shall be evaluated on the same basis.

Director Independence

        Our common stock is listed on The NASDAQ Global Market. Under Rules 5605 and 5615 of the Nasdaq Marketplace Rules, a majority of a listed company's Board of Directors must be comprised of independent directors. In addition, the Nasdaq Marketplace Rules ("Marketplace Rules") require that, subject to specified exceptions, each member of a listed company's audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Under Rule 5605(a)(2) of the Nasdaq Marketplace Rules, a director will only qualify as an "independent director" if, in the opinion of that company's Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The composition and functioning of our Board of Directors and each of our Board committees complies with all applicable rules and regulations of the SEC and The NASDAQ Global Market. Our Board of Directors has determined that each of the current directors meets the independence requirement of the Marketplace Rules, with the exception of Mr. Khattar, who serves as our Chief Executive Officer. There are no family relationships among any of our directors or executive officers.

Board Leadership Structure

        Our Board of Directors has elected to separate the roles of Chief Executive Officer and Chairman of the Board of Directors in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting the Company's strategic direction and the day-to-day leadership and performance of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer and presides over meetings of the full Board. The Company believes that this separation of duties allows the Chief Executive Officer and Chairman to most efficiently use their time and to most effectively fulfill their respective responsibilities, which are critical to the future success of the Company. Mr. Khattar serves as President and Chief Executive Officer and Dr. Barrett serves as Chairman of the Board of Directors. The Chief Executive Officer and Chairman work closely together to execute the strategic plan of the Company.

        While our bylaws and corporate governance guidelines do not require that the Chief Executive Officer and Chairman positions be separate, the Board of Directors believes that having separate positions and having an independent outside director serve as Chairman is the appropriate leadership structure for us at this time. We believe the combination of Mr. Khattar as President and Chief Executive Officer and Dr. Barrett as Chairman is an effective leadership structure for Supernus. The division of duties allows our Chief Executive Officer to focus on our day-to-day business, while allowing our Chairman to lead the Board of Directors in its fundamental role of providing advice to, and independent oversight of, management. Our Board of Directors recognizes the time, effort and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our Chairman, particularly as the Board of Directors' oversight responsibilities continue to grow. Our Board of Directors also believes that this structure ensures a greater role for the independent directors in the oversight of our company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our Board of Directors.

Board of Directors' Role in the Oversight of Risk Management

        Management is responsible for the day-to-day management of risks that we face, while our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Our Board of Directors is actively involved in oversight of risks that could affect us. This oversight is conducted primarily through the full Board of Directors, which has generally retained responsibility for general oversight of risks. Our Board of Directors satisfies this responsibility through reports directly from officers responsible for oversight of particular risks within our Company as our Board of Directors believes that full and open communication between management and the Board of Directors is essential for effective risk management and oversight. As a critical part of this risk management oversight role, the Board of Directors encourages full and open communication between management and the Board of Directors. Our Chairman meets periodically with the President and Chief Executive Officer and other members of management to discuss strategy and risks facing the Company. Senior management attends Board meetings and is available to address any questions or concerns raised by the Board on risk management-related and other matters. The Board of Directors periodically receives presentations from senior management on strategic matters involving the Company's operations to enable it to understand the Company's risk identification, risk management and risk mitigation strategies. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to risk management in areas of financial risk, internal controls, and compliance with legal and regulatory requirements. The oversight of risk management in the areas of compensation policies and programs, and Board organization, membership and structure are the responsibilities of the full Board of Directors.

Committees of the Board of Directors

        Our Board of Directors has established an Audit Committee, Compensation Committee and Governance and Nominating Committee. Our Board of Directors approved our Audit Committee, Compensation Committee and Governance and Nominating Committee charters, under which the respective committees operate.

Audit Committee

        The current members of our Audit Committee are Mr. Hudson, who is the chair of the committee, Dr. Siebert and Mr. Nuerge. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and The NASDAQ Global Market. Our

Board has determined that Mr. Hudson is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of The NASDAQ Global Market as a result of his experience as a partner in the accounting firm of KPMG LLP and his service as chair of the audit committee of other companies. Mr. Hudson, Dr. Siebert and Mr. Nuerge are independent directors as defined under the applicable rules and regulations of the SEC and The NASDAQ Global Market. The Audit Committee held eight meetings during the last fiscal year. The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and The NASDAQ Global Market, a copy of which is included as Appendix A to this Proxy Statement and is currently available at www.supernus.com. Our audit committee's responsibilities include:

  •
  overseeing our corporate accounting and financial reporting process;

  •
  evaluating the independent auditors' qualifications, independence and performance;

  •
  determining the engagement of the independent auditors;

  •
  reviewing and approving the scope of the annual audit and the audit fee;

  •
  discussing with management and the independent auditors the results of the annual audit and the review of our quarterly financial statements;

  •
  approving the retention of the independent auditors to perform any proposed permissible non-audit services;

  •
  monitoring the rotation of partners of the independent auditors on our engagement team as required by law;

  •
  reviewing our critical accounting policies and estimates;

  •
  overseeing our internal audit function, if any; and

  •
  annually reviewing the audit committee charter and the audit committee's performance.

Compensation Committee

        The current members of our Compensation Committee are Dr. Barrett, who is the chair of the committee, Mr. Bigham and Mr. Nuerge. Each of the members of our Compensation Committee are independent under the applicable rules and regulations of the SEC, The NASDAQ Global Market and the Internal Revenue Service. Our compensation committee reviews and recommends policies relating to compensation and benefits of our officers and employees. The Compensation Committee held two meetings during the last fiscal year. The Compensation Committee operates under a written charter that satisfies the applicable standards of the SEC and The NASDAQ Global Market, a copy of which is included as Appendix C to this Proxy Statement and is currently available at www.supernus.com. The Compensation Committee's responsibilities include:

  •
  reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers;

  •
  evaluating the performance of these officers in light of those goals and objectives;

  •
  setting the compensation of these officers based on such evaluations;

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  reviewing and approving the terms of any employment agreements with our chief executive officer and other executive officers;

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  administering the issuance of stock options and other awards under our stock plans; and

  •
  reviewing and evaluating, at least annually, the performance of the compensation committee and its members, including compliance of the compensation committee with its charter.

Governance and Nominating Committee

        The current members of our Governance and Nominating Committee are Mr. Newhall, who is the chair of the committee, and Mr. Bigham. Each of the members of our Governance and Nominating Committee are independent under the applicable rules and regulations of the SEC and The NASDAQ Global Market. The Governance and Nominating Committee held no meetings during the last fiscal year. The Governance and Nominating Committee operates under a written charter that satisfies the applicable standards of the SEC and The NASDAQ Global Market, a copy of which is included as Appendix B to this Proxy Statement and is currently available at www.supernus.com. The Governance and Nominating Committee's responsibilities include:

  •
  making recommendations to our Board of Directors regarding candidates for directorships and the size and composition of our Board;

  •
  overseeing our corporate governance guidelines; and

  •
  reporting and making recommendations to our Board concerning governance matters.

Other Committees

        Our Board of Directors may establish other committees as it deems necessary or appropriate from time to time.

Transactions with Related Persons

Procedures for Related Person Transactions

        Our Audit Committee is responsible for reviewing and approving all material transactions with any related person on a continuing basis. Related persons can include any of our directors or officers, holders of 5% or more of our voting securities and their immediate family members. This obligation is set forth in writing in our Audit Committee charter. We may not enter into a related person transaction unless our Audit Committee has reviewed and approved such transaction.

Transactions with Related Persons and Certain Control Persons

        Other than the transaction set forth below, since January 1, 2009, there has not been any transaction or series of transactions to which we were or are a party in which the amount involved exceeded or exceeds $120,000 and in which any director, executive officer, holder of more than 5% of any class of our voting securities or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest. We believe the transaction set forth below was executed on terms no less favorable to us than we could have obtained from unaffiliated third parties.

        In December 2011, we entered into a Unit Purchase Agreement with Royalty Opportunities S.àr.l "(ROS"), which transaction is hereafter referred to as the "Purchase Transaction". Pursuant to the Unit Purchase Agreement, we sold 100% of our equity ownership interests in Royalty Sub to ROS for a payment of $27.0 million on the closing date of the Purchase Transaction and a potential milestone payment of $3.0 million payable upon occurrence of certain conditions. OrbiMed Advisors LLC ("OrbiMed"), which acts as investment manager for ROS, is the managing member of OrbiMed Capital GP II LLC, which is the general partner of OrbiMed Private Investments II, LP and OrbiMed Private Investments II (QP) LP, which, together with affiliated entities, hold more than 5% of our common stock. Investment professionals employed by OrbiMed manage the investment portfolio of UBS Juniper Crossover Fund, L.L.C., a holder of our common stock, on behalf of UBS Juniper Management, L.L.C. under the oversight of UBS Alternative and Quantitative Investments LLC.

Michael Sheffery, Ph.D., a director on our Board of Directors until October 2012, is a member of OrbiMed.

Meetings

        During the year ended December 31, 2012, the Board of Directors held a total of seven meetings. Each of our directors attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of any committee of which he was a member, which were held during the time in which he was a director or a committee member, as applicable, except for Mr. Newhall, who attended 70% of the meetings.

        Each member of the Board of Directors who is up for election at an Annual Meeting of Stockholders or who has a term that continues after such meeting is expected to attend the Annual Meeting of Stockholders. Mr. Khattar attended the 2012 Annual Meeting of Stockholders held on January 27, 2012.

Stockholder Communications with the Board of Directors

        We have established procedures for stockholders to communicate directly with our Board of Directors on a confidential basis. Stockholders who wish to communicate with the Board of Directors or with a particular director may send a letter to the Secretary of Supernus Corporation at 1550 East Gude Drive, Rockville, MD 20850. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Stockholder-Board Communication" or "Stockholder-Director Communication." All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board of Directors or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the directors addressed. To the extent that a stockholder wishes the communication to be confidential, such stockholder must clearly indicate on the envelope that the communication is "confidential." The Secretary will then forward such communication, unopened, to the Chairman of the Board of Directors.

Compensation Committee Interlocks and Insider Participation

        None of the members of our Compensation Committee has at any time been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

Limitation of Liability and Indemnification Arrangements

        As permitted by the Delaware General Corporation Law, we adopted provisions in our amended and restated certificate of incorporation and amended and restated bylaws that limit or eliminate the personal liability of our directors. Consequently, a director will not be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for:

  •
  any breach of the director's duty of loyalty to us or our stockholders;

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  any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

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  any unlawful payments related to dividends or unlawful stock repurchases, redemptions or other distributions; or

  •
  any transaction from which the director derived an improper personal benefit.

        These limitations of liability do not alter director liability under the federal securities laws and do not affect the availability of equitable remedies such as an injunction or rescission.

        In addition, our amended and restated bylaws provide that:

  •
  we will indemnify our directors, officers and, at the discretion of our Board, certain employees to the fullest extent permitted by the Delaware General Corporation Law; and

  •
  advance expenses, including attorneys' fees, to our directors and, at the discretion of our Board, to our officers and certain employees, in connection with legal proceedings, subject to limited exceptions.

        We have entered into indemnification agreements with each of our executive officers and directors. These agreements provide that we will indemnify each of our directors to the fullest extent permitted by the Delaware General Corporation Law and advance expenses to each indemnitee in connection with any proceeding in which indemnification is available.

        We also maintain management liability insurance to provide insurance coverage to our directors and officers for losses arising out of claims based on acts or omissions in their capacities as directors or officers, including liabilities under the Securities Act of 1933, as amended (the "Securities Act"). Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons controlling the registrant pursuant to the foregoing provisions, we have been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

        These provisions may discourage stockholders from bringing a lawsuit against our directors in the future for any breach of their fiduciary duty. These provisions may also have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder's investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors, officers and certain employees pursuant to these indemnification provisions. We believe that these provisions, the indemnification agreements and the insurance are necessary to attract and retain talented and experienced directors and officers.

        At present, there is no pending litigation or proceeding involving any of our directors, officers or employees in which indemnification will be required or permitted. We are not aware of any threatened litigation or proceeding that might result in a claim for such indemnification.

EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES OF SUPERNUS

        The following table sets forth the names and ages of our executive officers and key employees as of the date of this proxy.

Name	Age	Position(s)
Jack A. Khattar	51	President, Chief Executive Officer & Secretary, Director
Gregory S. Patrick	61	Vice President, Chief Financial Officer
Jones W. Bryan, Ph.D.	48	Vice President of Business Development
Padmanabh P. Bhatt, Ph.D.	55	Senior Vice President, Intellectual Property, Chief Scientific Officer
Stefan K.F. Schwabe, M.D., Ph.D.	60	Executive Vice President of Research and Development, Chief Medical Officer
Victor Vaughn.	55	Senior Vice President, Sales

        Jack A. Khattar.    See "Election of Directors."

        Gregory S. Patrick has served as our Chief Financial Officer since November 2011. Previously, he served as Chief Financial Officer for three privately held life sciences companies; R012 (2010-2011);

Bionor Immuno (2008-2010); and Sopherion Therapeutics (2004-2008). From 2001 through 2004, he served as Chief Financial Officer for Medimmune, and from 1999 to 2001, as Chief Financial Officer of Ventiv Health. Mr. Patrick served in a variety of positions at Merck & Co. from 1985 through 1999, including Vice President and Controller of Merck's Manufacturing Division, Executive Director of Corporate Planning and Reporting, and Executive Director of Financial Evaluation. He started his career with Exxon Chemical Company in engineering, and subsequently joined Booz, Allen Hamilton as a management consultant. He holds B.S. and ME degrees from Rensselaer Polytechnic Institute in Environmental Engineering, and an MBA in Finance from New York University.

        Jones W. Bryan, Ph.D., has served as our Vice President of Business Development since 2005. From 2000 to 2005, he served as Vice President Business Development for Shire Laboratories Inc. Prior to that, Dr. Bryan was Director of Business Development for Pharmaceutics and Clinical Supply Manufacturing for AAI. He began his career with Schering Plough in Pharmaceutics and Formulation Development. Dr. Bryan earned his B.S. degree in Zoology from Clemson University, Ph.D. degree in Pharmaceutics from the Medical University of South Carolina and Executive Management Certificate from the University of North Carolina Kenan-Flagler Business School. He is a member of the Licensing Executives Society and serves on Clemson University's Spiro Institute Entrepreneurship Advisory Board.

        Padmanabh P. Bhatt, Ph.D., has served as our Senior Vice President of Intellectual Property and Chief Scientific Officer since March 2012. Prior to that, he served as our Vice President of Pharmaceutical Sciences since 2005. From 2003 to 2005, Dr. Bhatt was Vice President of Advanced Drug Delivery at Shire Laboratories Inc. From 2001 to 2003, Dr. Bhatt served as Vice President of Research and Development and Chief Technology Officer at Point Biomedical Corporation. From 1996 to 2001, he served at ALZA Corporation (now a Johnson & Johnson company) in various positions from Product Development Manager to Director of Technical Development. Prior to that time, Dr. Bhatt has held positions as Research Specialist and Group Leader of Novel Drug Delivery at Dow Corning Corporation (from 1992 to 1996) and Senior Scientist at Hercon Laboratories (from 1989 to 1992). Dr. Bhatt earned his B.Pharm. and M.Pharm. degrees from the University of Bombay, India. He also holds M.S. and Ph.D. degrees in Pharmaceutical Chemistry from the University of Kansas.

        Stefan K. F. Schwabe, M.D., Ph.D., has served as our Executive Vice President of Research and Development and Chief Medical Officer since July 2012. Prior to that, Dr. Schwabe served as Chief Operating Officer at DemeRx, a privately-held biotech company, working in the area of addiction. From 2006 through 2010, Dr. Schwabe was the Vice-President for Project Direction for Neurology Projects at Sanofi-Aventis, and from 2004 through 2006, he served as the Executive Director, US Clinical Development and Medical Affairs, Neuroscience for Novartis. From 1998 through 2004, Dr. Schwabe held the position of Global Project Leader—Topamax Neurology (including epilepsy, migraine, neuropathy, and disease modification) for Johnson & Johnson. Prior to that time, Dr. Schwabe held positions as Medical Director, Gabitril & Seroxat in the Health Care Strategy Unit, International Operations for Novo Nordisk, and both International Project Team Leader and International Clinical Team Leader—Trileptal, MHD and Rufinamide for Ciba-Geigy, having begun his career in the pharmaceutical industry at the Human Pharmacology Institute of Ciba-Geigy. Dr. Schwabe received his Bachelor of Science in Chemistry from Florida International University, his M.D. from the Ludwig-Maximilians University in Munich, Germany and his Ph.D./Doctorate from the Department of Clinical Toxicology at the Technical University of Munich, Germany. Dr. Schwabe also served as Chief Resident, Department of Neurology for the Medical College of Wisconsin in Milwaukee, Wisconsin. He received Board Certification in Neurology in 1989 in Germany.

        Victor Vaughn, has served as our Senior Vice President of Sales since January 2013. Prior to that, Mr. Vaughn was a Pharmaceutical Consultant for Mt. Zion Consulting. From 1992 through 2005 Mr. Vaughn led the sales organization at Shire Pharmaceuticals, last serving as Senior Vice-President of Sales. Prior to that time, Mr. Vaughn was a Director, Hospital Sales for Fujisawa and held various positions at SmithKline Beecham, including Associate Director-Management Development. Mr. Vaughn earned his B.S. in Business Administration from East Tennessee State University.

 EXECUTIVE COMPENSATION

Overview of Executive Compensation Program

        The Compensation Committee hired Compensia, an independent compensation consulting company, to assist in determining the appropriate levels of compensation for the executives of the Company. Compensia was engaged to select and review compensation at peer companies to determine the current compensation for similar officers at those companies. Compensation includes salary, bonus target percentages and stock compensation.

        Based on recommendations from Compensia, the Compensation Committee determined and approved the appropriate levels of salary and bonus for each of the Executives. The Compensation Committee recommended stock option awards for each of the Executives. These awards were reviewed and approved by the Board of Directors.

        Compensia did not perform any services to the Company other than the work discussed above. The Company is not aware of any conflicts of interest among the Company, Compensia or the Compensation Committee.

Summary Compensation Table

        The following table shows the compensation earned by our named executive officers ("NEOs") during the fiscal years ended December 31, 2012 and December 31, 2011.

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Jack A. Khattar	2012	$438,524	$—	$247,766	$11,220	$697,510
Chief Executive Officer, President &	2011	420,180	—	168,072	11,439	599,691
Secretary
Stefan K.F. Schwabe, M.D., Ph.D(4)	2012	156,154	786,752	58,261	30,027	1,031,194
Executive VP of R&D,	2011	—	—	—	—	—
Chief Medical Officer
Padmanabh Bhatt, Ph.D.	2012	295,923	—	96,412	13,670	406,005
Senior Vice President, Intellectual	2011	274,186	—	67,176	12,654	354,016
Property, Chief Scientific Officer

(1)
Our NEOs will only realize compensation to the extent the market price of our common stock is greater than the exercise price of such stock options. For information regarding assumptions underlying the valuation of equity awards, see Note 12 to our consolidated financial statements.

(2)
Amounts represent annual performance bonus compensation earned for the years ended December 31, 2011 and 2012 based on pre-established performance objectives. Annual performance bonus compensation for 2011 and 2012 was paid in early 2012 and early 2013, respectively.

(3)
Amounts include the premium amounts paid by us for life insurance coverage for each NEO, plus the employer matching contributions made on behalf of each NEO to our 401(k) plan along with compensation expense related to participation in the Company's Employee Stock Purchase Program. Dr. Schwabe's amount also includes reimbursement for temporary housing expenses.

(4)
Dr. Schwabe joined as the Executive Vice President of Research and Development and Chief Medical Officer in July 2012, so his target annual performance bonus amount for 2012 was prorated.

Employment Agreement, Offer Letters and Severance Benefits

Jack A. Khattar

        On December 22, 2005, we entered into an Employment Agreement with Mr. Khattar, our President and Chief Executive Officer, providing for his continued employment, effective as of the signing date. This employment agreement provides that Mr. Khattar's employment is at-will and may be terminated by either us or him at any time for any or no reason. Mr. Khattar's base salary was originally set at $359,000 per year, subject to review and increases from time to time by our Board based on Mr. Khattar's and the Company's performance. Mr. Khattar's annual bonus was originally set at up to 40% of his annual base salary, and was increased to 50% for 2012, based on achievement of certain performance milestones identified by our Board in consultation with Mr. Khattar. Furthermore, he is eligible to participate in our group benefits programs, including but not limited to, medical insurance, vacation and retirement plans, and will be provided with life insurance and the ability to participate in a 401(k) plan.

        In the event Mr. Khattar is terminated by us without cause, as defined in the employment agreement, or he resigns with good reason, as defined in the employment agreement to include, among other things, any material reduction in base compensation or material diminution in title, duties or responsibilities as President and Chief Executive Officer, Mr. Khattar will be entitled to receive (i) continued payment of his base salary for 18 months, (ii) an amount equal to the most recent annual bonus paid to him which shall be payable over 18 months, and (iii) continuation of his taxable and non-taxable benefits for 18 months, subject to the limits under applicable law. In the event that Mr. Khattar is terminated for cause or he terminates his employment without good reason, Mr. Khattar will not be entitled to the payments and benefits described above, unless mutually agreed upon in writing. Mr. Khattar's employment agreement also includes a non-solicitation covenant and a non-compete covenant for at least one year following the termination of Mr. Khattar's employment.

        On February 29, 2012, we entered into an amended and restated employment agreement with Mr. Khattar effective January 1, 2012. Mr. Khattar's salary for fiscal year 2012 was $438,524, which will remain subject to review and increases from time to time by our Board of Directors based on Mr. Khattar's and the Company's performance. Mr. Khattar's amended and restated employment agreement contains other terms that are identical in all material respects to the terms of Mr. Khattar's previous employment agreement. Effective January 1, 2013, the Compensation Committee approved an increase in Mr. Khattar's annual salary to $463,500.

Other NEOs

        Pursuant to the terms of the offer letters with Dr. Bryan and Dr. Bhatt, they are each entitled to receive six months of severance pay in connection with a restructuring of the Company that results in the elimination of their respective positions.

Pension Benefits

        Our NEOs did not participate in or have account balances in any qualified or nonqualified defined benefit plans sponsored by us. Our Board of Directors or Compensation Committee may elect to adopt qualified or nonqualified benefit plans in the future if it determines that doing so is in our best interest.

Deferred Compensation

        Our Chief Executive Officer and one other executive officer participate in the Supernus Supplemental Executive Retirement Plan ("SERP"). The Supernus SERP was established for the sole purpose of receiving funds from a previous SERP and providing a continual deferral program under the Supernus SERP. The Company has not made, and has no plans to make, contributions to the SERP.

Grants of Plan-Based Awards

        During fiscal year ended December 31, 2012, each of our NEOs participated in our performance-based cash incentive plan in which each officer was eligible for the awards set forth in the following table. The following table also sets forth information regarding equity awards granted to our NEOs during the year ended December 31, 2012.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards
				All Other Options Awards:
						Grant Date Fair Value of Stock and Options Awards(2) ($)
				Number of Securities Underlying Options(#)	Exercise or Base Price of Option Awards(1) ($/sh)
Name	Grant Date	Target ($)	Maximum ($)
Jack A. Khattar	—	$225,000	$225,000	—	—	—
Stefan K.F. Schwabe, M.D., Ph.D(3)	8/9/2012	55,440	55,440	95,000	12.92	786,752
Padmanabh Bhatt, Ph.D.	—	91,800	91,800	—	—	—

(1)
Amounts represent the fair value of our common stock as determined in good faith by our Board on the date of the grant.

(2)
Amounts reflect the aggregate grant date fair value of the awards calculated in accordance with ASC 718.

(3)
Dr. Schwabe joined as the Executive Vice President of Research and Development and Chief Medical Officer in July 2012, so his target annual performance bonus amount for 2012 was prorated.

Outstanding Equity Awards at Fiscal Year-End

        The table below sets forth certain information regarding the outstanding equity awards held by our NEOs as of December 31, 2012.

			Option Awards
Name		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)(4)	Option Expiration Date
Jack A. Khattar		—	—	—	—
Stefan K.F. Schwabe, M.D., Ph.D	(1)	—	95,000	$12.92	8/9/2022
Padmanabh Bhatt, Ph.D.	(1)	25,000	—	$0.40	1/17/2016
	(2)	6,250	—	$0.40	1/17/2016
	(3)	6,250	—	$0.40	1/17/2016
	(1)	3,000	—	$0.40	2/13/2017
	(1)	1,250	1,250	$3.36	2/10/2020
	(1)	18,750	18,750	$2.56	11/02/2020

(1)
These stock options vest over four years in four equal installments of 25% each on the first four anniversaries from the date of grant.

(2)
These stock options vested upon the completion of our first clinical trial in humans and was satisfied in 2006.

(3)
These stock options vested upon the commercial launch of a partnered product which was satisfied in 2006.

(4)
The market value of each equity award is based on the fair market value of per share of our common stock as of the date of grant, as determined in good faith by our Board.

Option Exercises and Stock Vested

        The table below sets forth certain information regarding options to purchase our common stock that were exercised by our NEOs during 2012.

Option Awards
Name	Number of Shares Acquired On Exercise (#)	Value Realized On Exercise ($)(1)
Jack A. Khattar	—	—
Stefan K.F. Schwabe, M.D., Ph.D.	—	—
Padmanabh Bhatt, Ph.D.	25,000	118,500

(1)
Amount based on the difference between the exercise price of the options and the most recent fair market value of our common stock as determined in good faith by our Board at the time of exercise.

Potential Payments Upon Termination and Change in Control

        Assuming Mr. Khattar's employment is terminated without cause or he resigns for good reason, or he resigns for good reason after a change of control, each such term as defined in Mr. Khattar's employment agreement, on December 31, 2012, the estimated values of payments and benefits to Mr. Khattar are set forth in the following table. In addition, the following table also sets forth the amounts payable upon a restructuring of Supernus that results in the elimination of Dr. Bryan's or Dr. Bhatt's respective positions assuming the restructuring occurred on December 31, 2012. No other NEOs are contractually entitled to payments upon termination or a change of control.

	Benefit	Termination Upon a Restructuring	Termination Without Cause or Resignation for Good Reason	Resignation for Good Reason After a Change of Control
Jack A. Khattar	Base salary continuation		$675,000	$675,000
	Bonus(1)		247,766	247,766
	Continuation of benefits(2)		21,811	21,811

	Total		$944,577	$944,577

Padmanabh Bhatt, Ph.D.	Severance	$153,000

Jones W. Bryan, Ph.D.	Severance	$125,000

(1)
Amount shown for bonus in connection with a change in control represents the bonus payment Mr. Khattar would have earned based on the assumption that his employment terminated as of the last day of fiscal 2012, in accordance with his employment agreement. The amount set forth in the table reflects the most recent bonus paid to Mr. Khattar under our annual cash incentive plan as of December 31, 2012.

(2)
Amounts shown for continuation of benefits represent estimates for the continuation of health, medical, life and group life insurance benefits afforded to Mr. Khattar and eligible family members in accordance with his employment agreement.

 DIRECTOR COMPENSATION

        Upon election to our Board of Directors, each of our non-employee directors who are not affiliated with any 5% or greater stockholder was granted options to purchase shares of our common stock, subject to an annual vesting over a four-year period from the date of grant. The exercise price of the options was greater than or equal to the fair market value of a share of our common stock at the time of grant. In addition, our non-employee directors who are not affiliated with any 5% or greater stockholder receive $35,000 annually. All directors have received and will continue to receive reimbursement for reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the Board.

        The following table sets forth a summary of the compensation we paid to directors in 2012.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Frederick M. Hudson	40,000	40,000
William A. Nuerge	35,000	35,000
John M. Siebert, Ph.D.	35,000	35,000

        Our employee director received no compensation for serving as a director. In 2013 non-employee directors are entitled to receive amounts ranging from $33,000 to $43,000 based on committee participation in addition to an equity award of 8,722 stock options. In 2012, the above directors received compensation for their services on the Board as independent directors and for serving on the Audit Committee of the Company. Mr. Hudson received an additional $5,000 for the increased workload associated with his role as the Audit Committee Chair.

        None of the other members of our Board received any compensation from us for their service on our Board, other than reimbursement for reasonable out-of-pocket expenses as described above.

Stock Option Awards

        For more information regarding stock option awards and restricted stock granted to our NEOs and directors, see the sections entitled "Executive Compensation—Outstanding Equity Awards at Fiscal Year-End" and "Director Compensation."

 REPORT OF THE AUDIT COMMITTEE

        The Audit Committee has reviewed and discussed our audited financial statements with management. The Audit Committee has discussed the matters required to be discussed by statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T with Ernst & Young, LLP, our independent registered public accounting firm.

        The Audit Committee has received written disclosures from Ernst & Young, LLP required by applicable requirements of the Public Company Accounting Oversight Board which relate to the accountant's independence from us and has discussed with Ernst & Young, LLP their independence from us. The Audit Committee has considered whether the provision of the services provided by Ernst & Young, LLP is compatible with maintaining Ernst & Young, LLP's independence.

        Based on the review and discussions referenced above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2012.

Audit Committee:
Fredrick M. Hudson, Chair William A Nuerge John M. Siebert, Ph.D.

 PROPOSAL 2
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board of Directors has selected Ernst & Young, LLP as our independent registered public accounting firm ("IRPA Firm") for the fiscal year ending December 31, 2013. The IRPA Firm has served as our independent auditors since 2007, when our Board of Directors approved the engagement of Ernst & Young, LLP as our IRPA Firm. The IRPA Firm is considered by management to be well qualified.

        Appointment of the IRPA Firm is not required to be submitted to a vote of our stockholders for ratification. However, the Board of Directors has determined that the matter should be presented to the stockholders as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain the IRPA Firm and may retain that firm or another without resubmitting the matter to our stockholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different IRPA Firm at any time during the year if it determines that such a change would be in our best interests and the best interests of our stockholders.

        A representative from the IRPA Firm is expected to attend the Annual Meeting of Stockholders and will have the opportunity to make a statement and respond to appropriate questions of stockholders.

        The following table sets forth the aggregate fees for services rendered to us by the IRPA Firm for the years ended December 31, 2012 and 2011.

	2012	2011
Audit fees	$358,000	$319,000
Audit-related fees	529,325	556,608
Tax fees	92,500	101,300
All other fees	—	—

Total	$979,825	$976,908

        Audit Fees:    These amounts include fees for professional services rendered in auditing Supernus' financial statements set forth in Supernus' Forms 10-K for the years ended December 31, 2012, conducting the December 31, 2011 year-end audit and the reviews of Supernus' quarterly financial statements set forth in Supernus' Forms 10-Q in 2012 and quarterly reviews of the 2011 financial statements.

        Audit-Related Fees:    These amounts consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees." These fees were for professional services incurred in connection with the initial public and follow-on offerings that were completed during 2012, accounting consultations and consultation regarding financial accounting and reporting standards.

        Tax Fees:    These amounts consisted of fees for services including assistance with tax compliance and the preparation of tax returns and tax consultation services.

        The Audit Committee has considered and determined that the non-audit services provided by the IRPA Firm in 2012 and 2011 are compatible with maintaining the auditor's independence, as these fees primarily related to services associated with our initial public offering and our follow-on offering, both of which occurred during 2012.

        All of the audit and audit-related services provided by Ernst & Young, LLP described above were approved by the Audit Committee pursuant to the SEC rule that requires audit committee pre-approval of audit and non-audit services provided by Supernus' independent auditors, to the extent that rule was applicable during fiscal year 2012. On an ongoing basis, management will communicate specific projects and categories of services for which advance approval of the Audit Committee is required. The Audit Committee will review these requests and advise management and the independent auditors if the Audit Committee pre-approves the engagement of the independent auditors for such projects and services. On a periodic basis, the independent auditors will report to the Audit Committee the actual spending for such projects and services compared to the approved amounts. The Audit Committee may delegate the ability to pre-approve audit and permitted non-audit services to a sub-committee of the Audit Committee, provided that any such pre-approvals are reported at the next Audit Committee meeting.

        The Board of Directors recommends a vote "FOR" the ratification of the selection of Ernst & Young, LLP as our independent public accounting firm for the year ending December 31, 2013.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10 percent of a registered class of Supernus' equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10 percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

        During 2012, Stefan K.F. Schwabe, M.D., Ph.D. had one late Form 3 and Form 4 filing each. In making these disclosures, we have relied on written representations of our directors and executive officers and copies of reports that we have filed on their behalf with the SEC.

STOCKHOLDER PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING

        Stockholders intending to submit proposals (other than a director nomination) to be included in our proxy statement for the annual meeting of stockholders to be held in 2014 must send their proposals to the Secretary of Supernus at 1550 East Gude Drive, Rockville, MD 20850 no later than December 31, 2013. Such proposals must relate to matters appropriate for stockholder action and be consistent with the SEC's rules and regulations regarding the inclusion of shareholder proposals in our proxy materials set forth in Rule 14a-8. With respect to director nominations, stockholders should refer to page 10 of this Proxy Statement.

        Stockholders intending to present proposals at our 2014 annual meeting, and not intending to have such proposals included in our 2014 proxy statement, must send their written proposal to the Secretary of Supernus at 1550 East Gude Drive, Rockville, MD 20850 no earlier than December 26, 2013 and no later than January 24, 2014 and such written proposal must be in accordance with the requirements set forth in our Amended and Restated Bylaws. If notification of a stockholder proposal is not received by the above date, we may vote, in our discretion, any and all of the proxies received in that solicitation.

ANNUAL REPORT

        Our Annual Report to Stockholders (which includes our consolidated financial statements for the year ended December 31, 2011), accompanies this Proxy Statement. The Annual Report to Stockholders does not constitute a part of the proxy solicitation materials.

 LIST OF APPENDICES

Appendix
Audit Committee Charter	A
Governance and Nominating Committee Charter	B
Compensation Committee Charter	C
Proxy Card	D

 APPENDIX A

Audit Committee Charter

Statement of Purpose

        The purpose of the Audit Committee (the "Committee") is to (i) appoint, oversee, and replace, if necessary, the independent registered public accounting firm, and (ii) act on behalf of, and provide assistance to, the Board in fulfilling its oversight responsibility with respect to the Company's accounting and reporting practices, and the quality and integrity of its financial reports.

Organization

        The Committee shall be comprised of at least three members of the Board, who shall satisfy the independence requirements of The NASDAQ Stock Market and who shall meet the audit committee independence requirements of The NASDAQ Stock Market and the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), as such requirements are interpreted by the Board in its business judgment. The Board shall annually review the Committee's compliance with such requirements. Each member of the Committee must be able to read and understand fundamental financial statements at the time of his or her appointment to the Committee. In addition, at least one member of the Committee will be an "audit committee financial expert" (as that term is defined by the Securities and Exchange Commission ("the SEC"). Members of the Committee shall be appointed by the Board on the recommendation of the Corporate Governance and Nominating Committee. The Board shall designate one member as chairperson or delegate the authority to designate a chairperson to the Committee. The Board may remove members of the Committee from such Committee, with or without cause.

Duties and Responsibilities

        The Committee has the responsibilities and powers set forth in this Charter. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements, for the appropriateness of the accounting principles and reporting policies that are used by the Company and for establishing and maintaining internal control over financial reporting. The independent registered public accountants are responsible for auditing the Company's financial statements and the effectiveness of internal control over financial reporting, and for reviewing the Company's unaudited interim financial statements. The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. The functions are set forth as a guide and may be varied from time to time as appropriate under the circumstances.

  1.
  Audited Financials.    The Committee shall review and discuss with management and the independent registered public accounting firm the audited financial statements and shall review and discuss with the independent registered public accounting firm the matters contemplated by the current auditing and related professional practice standards, issued by the Public Company Accounting Oversight Board, as may be amended from time to time. The Committee shall inquire of the Company's management and the independent registered public accounting firms as to whether there were any significant financial reporting issues and judgments made in connection with such financial statements.

  2.
  Interim Financials.    As a whole, or through the Committee chair, the Committee shall review the Company's interim financial information with management and the independent registered public accounting firm. The Committee shall inquire of the Company's management and the independent registered public accounting firms as to whether there were any significant financial reporting issues and judgments made in connection with such interim financial statements. The committee shall review and discuss with management, the Company's earnings press releases, as well as financial information and earnings guidance, if any provided to analysts and ratings agencies.

  3.
  Internal Controls.    The Committee shall periodically discuss with management, internal auditors, if any, and the independent registered public accounting firm the quality and adequacy of the Company's internal controls and internal auditing procedures, including any material weaknesses and significant deficiencies in the design or operation of those controls which could adversely affect the Company's ability to record, process, summarize and report financial data and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls, and discuss with the independent registered public accounting firm how the Company's financial systems and controls compare with industry practices. In connection with the Committee's review of internal controls hereunder, it shall review annually a summary of expenses of all Section 16 Officers, as defined in Section 16 of the Securities Exchange Act of 1934, as amended, and shall be engaged to review on a periodic basis any expenses not currently contemplated by the Company's internal expense policy.

  4.
  Risks and Exposures.    The Committee shall discuss with management and the independent registered public accounting firms any significant risks or exposures facing the Company, evaluate the steps management has taken or proposes to take to mitigate such risks to the Company, and shall review the Company's compliance with such mitigation plans.

  5.
  Accounting Policies.    The Committee shall periodically review with management and the independent registered public accounting firm the quality, as well as acceptability, of the Company's accounting policies, and discuss with the independent registered public accounting firm how the Company's accounting policies compare with those in the industry and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of use of such alternative disclosures and treatments, the treatment preferred by the independent registered public accounting firm, any changes in Company's critical accounting principles and the effects of alternative GAAP methods, off-balance sheet structures and regulatory and accounting initiatives.

  6.
  The Committee shall discuss with management its process for performing its required quarterly certifications under Section 302 of the Sarbanes-Oxley Act, including the evaluation of the effectiveness of disclosure controls by the Chief Executive Officer and Chief Financial Officer.

  7.
  Adjustments.    The Committee shall periodically discuss with the independent registered public accounting firm whether all material correcting adjustments identified by the independent registered public accounting firm in accordance with generally accepted accounting principles are reflected in the Company's financial statements.

  8.
  Engagement of Auditor.    The Committee shall appoint, retain, oversee, approve compensation for, and when necessary, terminate the engagement of, the independent registered public accounting firm, including the resolution of disagreements between management and the auditor regarding financial reporting. The Committee shall approve, in advance, all audit services and all permitted non- audit, tax and other services to be provided to the Company by the independent registered public accounting firm. The Committee shall also discuss with the independent and internal auditors (if any) the overall scope and plans for their respective audits, including the adequacy of staffing and their respective fees.

  9.
  Auditor Independence.    The Committee shall discuss with the independent registered public accounting firm its independence, and shall actively engage in a dialogue with the independent registered public accounting firm regarding any disclosed relationships or services that might impact the objectivity and independence of the auditor. The Committee shall take, or recommend that the full Board take, appropriate action to oversee the independence of the independent registered public accounting firm.

    The Committee shall pre-approve all audit and non-audit services provided by the independent registered public accountants, including specific pre-approval of internal control-related services based on PCAOB Rule 3525, and shall receive certain disclosure, documentation, and discussion of non-prohibited tax services by the independent registered public accountant based on PCAOB Rule 3524. The Committee shall not engage the independent registered public accountants to perform non-audit services proscribed by law or regulation. The Committee may delegate pre-approval authority to a member of the Audit Committee. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

    The Committee shall set clear hiring policies for employees or former employees of the independent registered public accountants that meet SEC regulations and applicable stock exchange listing standards.

  10.
  Related Party Transactions.    The Committee shall review and approve all related-party transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404.

  11.
  Filings.    The Committee shall recommend to the Board whether, based on the reviews and discussions referred to above, the audited financial statements should be included in the Company's Annual Report on Form 10-K. The Committee shall also prepare, in accordance with the rules of the SEC as amended from time to time, a written report of the Committee to be included in the company's annual proxy statement for each annual meeting of stockholders.

  12.
  Communications.    The Committee shall review with the independent registered public accounting firm all material communications between the independent registered public accounting firm and management, such as any management letter or schedule of unadjusted audit differences.

  13.
  Code of Conduct and Ethics.    The Committee shall approve a code of conduct and ethics for senior financial officers and such other employees and agents of the Company as it determines, and shall periodically review and update the code of conduct and ethics as needed. The Committee shall discuss with management and the independent and internal auditors (if any) the overall corporate "tone" for ethical financial and business behavior, including the need for integrity, transparency, and compliance in all financial and business matters.

  14.
  Complaints.    Committee shall establish procedures for (i) the receipt, retention, investigation, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  15.
  Generally.    The Committee shall review such other matters as the Board or the Committee shall deem appropriate.

Procedures and Administration

  1.
  Meetings.    The Committee shall hold regularly scheduled meetings and such special meetings as circumstances dictate. It shall periodically, and no less than quarterly, meet separately with management, with the internal auditors (if any, or other personnel responsible for the internal audit function), and with the independent registered public accounting firm to discuss results of examinations, or discuss any matters that the Committee or any of these persons or firms believe should be discussed privately. The Committee shall report regularly to the Board on its activities.

  2.
  Action.    Action may be taken by the Committee (or any subcommittee of the Committee) upon the affirmative vote of a majority of the members of the Committee (or subcommittee). Action may be taken by the Committee without a meeting if all of the members of the Committee indicate their approval thereof in writing.

  3.
  Notice.    Any member of the Committee may call a meeting of the Committee upon due notice to each other member at least twenty-four hours prior to the meeting (provided that participation in any meeting shall be deemed to constitute waiver of any deficiency in such notice).

  4.
  Charter.    The Committee shall periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

  5.
  Independent Advisors.    The Committee is authorized, without further action by the Board, to engage such independent legal, accounting, and other advisors as it deems necessary or appropriate to carry out its responsibilities.

  6.
  Expenses.    The Committee is empowered, without further action by the Board, to cause the Company to pay the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

  7.
  Committee Self-evaluation.    The Committee shall review its performance against the requirements of this Charter annually and shall report to the Board on the results of such evaluation. The Committee's performance evaluation shall be conducted in such manner as the Committee deems appropriate.

  8.
  Investigations.    The Committee shall have full access to all books, records, facilities and personnel of the Company and shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company meet with the Committee or any advisors engaged by the Committee.

 APPENDIX B

Governance and Nominating Committee

Statement of Purpose

        The purpose of the Governance and Nominating Committee (the "Committee") is to (i) review and recommend a set of corporate governance principles applicable to the Company, (ii) serve as the Company's nominating committee to recommend a slate of director nominees to be proposed by the Board of Directors (the "Board") to the stockholders (and recommend any director nominees to be elected by the Board to fill interim vacancies), and (iii) recommend directors for membership on Board committees. If a director believes that a significant issue exists that involves corporate governance at the Company, that director should promptly bring such issue directly to the attention of the Committee. Absent unusual circumstances, discussion with the Committee should occur prior to raising the matter with other directors or members of management.

Organization

        The Committee shall be comprised of at least two members of the Board who shall satisfy the independence requirements of The NASDAQ Stock Market. Members of the Committee shall be appointed by the Board, and the Board may remove members of the Committee from such Committee, with or without cause.

Duties and Responsibilities

        The following functions shall be the recurring activities of the Committee in carrying out its responsibilities. The functions are set forth as a guide and may be varied from time to time as appropriate under the circumstances.

  1.
  Director Nominees.    The Committee shall be responsible for recommending to the Board nominees for election as directors and assisting the Board in identifying and recruiting such individuals for membership on the Board. The Committee shall set a process for identifying and evaluating nominees, and shall develop a profile of various attributes that a potential member of the Board should possess in order to contribute effectively to the Board, and shall determine and periodically review its criteria for Board membership. In fulfilling its responsibility to nominate directors, the Committee shall have the authority to retain a director search firm.

  2.
  Committee Nominees.    The Committee shall recommend to the Board qualified individuals to serve as committee members on the various Board committees. The Committee shall review and recommend committee slates annually and shall recommend additional committee members to fill vacancies as needed.

  3.
  Board Performance.    The Committee shall annually review the performance, operations and composition of the Board.

  4.
  Board Independence.    The Committee shall monitor and safeguard the independence of the Board (assuring that a majority of the board continues to be independent) and review any potential conflict of interest between a Director and the Company or between a Director and a member of senior management.

  5.
  Director Education.    The Committee shall evaluate the need and, if necessary create a plan for the continuing education of directors as specifically related to service on the Company's Board and Board committees.

B-1

  6.
  Corporate Governance Guidelines.    The Committee shall periodically assess and review the Company's Corporate Governance Guidelines and recommend any changes deemed appropriate to the Board for its consideration.

  7.
  Generally.    The Committee shall review such other matters as the Board or the Committee shall deem appropriate.

Procedures and Administration

  1.
  Meetings.    The Committee shall hold regularly scheduled meetings and such special meetings as circumstances dictate. The Committee shall report regularly to the Board on its activities.

  2.
  Action.    Action may be taken by the Committee (or any subcommittee of the Committee) upon the affirmative vote of a majority of the members of the Committee (or subcommittee); provided, however, at any time the Committee consists of two members, if one member recuses himself or herself due to a potential conflict of interest, action may be taken by the other member. Action may be taken by the Committee without a meeting if all of the members of the Committee indicate their approval thereof in writing.

  3.
  Notice.    Any member of the Committee may call a meeting of the Committee upon due notice to each other member at least twenty-four hours prior to the meeting (provided that participation in any meeting shall be deemed to constitute waiver of any deficiency in such notice).

  4.
  Sub-Committees.    The Committee shall have the authority to delegate to subcommittees of the Committee any responsibilities of the full Committee.

  5.
  Charter.    The Committee shall periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

  6.
  Independent Advisors.    The Committee is authorized, without further action by the Board, to engage such independent legal, accounting, and other advisors as it deems necessary or appropriate to carry out its responsibilities.

  7.
  Expenses.    The Committee is empowered, without further action by the Board, to cause the Company to pay the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

  8.
  Committee Self-evaluation.    The Committee shall review its performance against the requirements of this Charter annually, and shall report to the Board on the results of such evaluation. The Committee's performance evaluation shall be conducted in such manner as the Committee deems appropriate.

B-2

 APPENDIX C

Compensation Committee Charter

Statement of Purpose

        The purpose of the Compensation Committee (the "Committee") is to oversee the Company's compensation philosophy generally; seek to ensure that compensation decisions both represent sound fiscal policy as well as enable the Company to attract and motivate qualified personnel; and advise the Board of Directors (the "Board") on, and facilitate the Board's oversight of, the compensation of the Board, the Company's Chief Executive Officer ("CEO") and the other executive officers of the Company.

Organization

        The Committee shall be comprised of at least three members of the Board who shall satisfy the independence requirements of The NASDAQ Stock Market and be appointed by the Board on the recommendation of the Governance and Nominating Committee. In addition, each member of the Committee shall be a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. The Board may remove members of the Committee from such Committee, with or without cause.

Duties and Responsibilities

        The following functions shall be the recurring activities of the Committee in carrying out its responsibilities. The functions are set forth as a guide and may be varied from time to time as appropriate under the circumstances.

  1.
  Executive Officer Compensation.    The Committee shall review and approve corporate goals and objectives relevant to executive officer compensation and shall evaluate the performance of executive officers in light of those goals and objectives. Based on this evaluation, the Committee shall review and approve, or recommend for approval by the independent directors (as directed by the Board), executive officer compensation, including salary, bonus and incentive compensation, deferred compensation, perquisites, equity compensation, benefits provided upon retirement, severance or other termination of employment, and any other forms of executive compensation.

  2.
  CEO Compensation.    The Committee shall annually review and approve, or recommend for approval by the independent directors (as directed by the Board), the CEO's compensation based on the Committee's evaluation of the CEO's performance. The Committee will deliberate and vote on the CEO's compensation outside the presence of the CEO.

  3.
  Plan Recommendations and Approvals.    The Committee shall make recommendations to the Board regarding the adoption of new incentive compensation plans and equity-based plans, as well as the Company's 401(k) plan, and administer the Company's existing incentive compensation plans and equity-based plans, including reviewing and approving stock option grants and any outside valuations of the common stock of the Company underlying such grants. To the extent permitted by applicable law and the provisions of a specific equity-based plan, the Committee may delegate to one or more executive officers of the Company the power to grant options or other equity awards, and amend the terms of such awards, pursuant to such equity based plan to employees of the Company or any subsidiary of the Company who are not directors or executive officers of the Company, such power to be limited to the parameters set forth in the applicable resolutions adopted by the Compensation Committee.

  4.
  Director Compensation.    The Committee shall make recommendations to the Board regarding compensation of members of the Board and Board committees.

  5.
  Filings.    The Committee shall:

  a.
  review and discuss with Company management the compensation discussion and analysis required to be included in the Company's filings with the Securities and Exchange Commission and, based on such review and discussion, in the case of compensation discussion and analysis proposed to be included in the Company's annual proxy statement or annual report on Form 10-K, recommend to the Board of Directors whether the compensation discussion and analysis should be included in such proxy statement or annual report; and

  b.
  prepare an annual compensation committee report for inclusion in the Company's annual proxy statement.

  6.
  Succession Planning.    The Committee shall oversee the maintenance, and presentation to the Board, of management's plans for succession to senior management positions in the Company, including the position of CEO.

  7.
  Generally.    The Committee shall review such other matters as the Board or the Committee shall deem appropriate.

Procedures and Administration

  1.
  Meetings.    The Committee shall hold regularly scheduled meetings and such special meetings as circumstances dictate. The Committee shall report regularly to the Board on its activities.

  2.
  Action.    Action may be taken by the Committee (or any subcommittee of the Committee) upon the affirmative vote of a majority of the members of the Committee (or subcommittee). Action may be taken by the Committee without a meeting if all of the members of the Committee indicate their approval thereof in writing.

  3.
  Notice.    Any member of the Committee may call a meeting of the Committee upon due notice to each other member at least twenty-four hours prior to the meeting (provided that participation in any meeting shall be deemed to constitute waiver of any deficiency in such notice).

  4.
  Charter.    The Committee shall periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

  5.
  Independent Advisors.    The Committee is authorized, without further action by the Board, to engage such independent legal, accounting, and other advisors as it deems necessary or appropriate to carry out its responsibilities. The Committee shall have the sole authority to engage and terminate any independent compensation consultant to be used to assist in the evaluation of executive officer or Board compensation, and shall have the sole authority to approve such consultant's fees. The Committee may also commission various compensation studies it deems appropriate. To determine the independence of any compensation consultant, legal, accounting or other advisor, the Committee shall consider (a) any other services provided to the Company by the advisor's employer; (b) the amount of fees that the advisor's employer received from the Company for such services, as a percentage of the total revenue of the advisor's employer; (c) the conflict of interest policies of the advisor's employer; (d) any business or personal relationships between the advisor and any Committee members and (e) any Company stock owned by the advisor.(1)

  6.
  Sub-Committees.    The Committee shall have the authority to delegate to subcommittees of the Committee any responsibilities of the full Committee.

  7.
  Expenses.    The Committee is empowered, without further action by the Board, to cause the Company to pay the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

  8.
  Committee Self-evaluation.    The Committee shall review its performance against the requirements of this Charter annually and shall report to the Board on the results of such evaluation The Committee's performance evaluation shall be conducted in such manner as the Committee deems appropriate.

(1)
These factors determining the independence of an advisor are as set forth in Section 952 of the Dodd-Frank Act. The SEC will promulgate rules further defining the factors that affect the independence of an advisor by July 2011.

APPENDIX D

PROXY CARD

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01MGUE 3 1 D V + Annual Meeting Proxy Card Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. Change of Address — Please print your new address below. Comments — Please print your comments below. B Non-Voting Items Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. Supernus Pharmaceuticals, Inc. IMPORTANT ANNUAL MEETING INFORMATION + A Proposals — The Board recommends a vote FOR all the nominees and FOR Proposal 2. For Against Abstain 2. Proposal to ratify Ernst & Young, LLP as the independent public accounting firm for the fiscal year ending December 31, 2013. 01 – Jack A. Khattar 02 – M. James Barrett, Ph.D. 03 – William A. Nuerge 1. Election of Directors: For Withhold For Withhold For Withhold 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE SACKPACK 1234 5678 9012 345 1 5 9 4 4 4 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 10:00 a.m., Eastern Standard Time, on April 22, 2013. Vote by Internet • Go to www.investorvote.com/SUPN • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message 000004

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Notice of 2013 Annual Meeting of Stockholders Supernus Pharmaceuticals, Inc. 1550 East Gude Drive, Rockville, MD 20850 Proxy Solicited on behalf of the Board of Directors for Annual Meeting on April 24, 2013 Mr. Jack A. Khattar or Mr. Gregory S. Patrick or any of them, each with the power of substitution, are hereby authorized as Proxies to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Supernus Pharmaceuticals, Inc. to be held on April 24, 2013 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees and FOR Proposal 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.) Proxy – Supernus Pharmaceuticals, Inc. 2013 Annual Meeting Admission Ticket 2013 Annual Meeting of Supernus Pharmaceuticals, Inc. Stockholders Wednesday, April 24, 2013, 10:00 AM Local Time Supernus Pharmaceuticals, Inc. 1550 East Gude Drive, Rockville, MD 20850 Upon arrival please present photo identification at the registration desk. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. Copies of the Proxy Statement and our 2012 Annual Report to Stockholders are available at: www.edocumentview.com/SUPN IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

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QuickLinks

QUORUM AND REQUIRED VOTE
REVOCABILITY OF PROXY
DISSENTER'S RIGHT OF APPRAISAL
PERSONS MAKING THE SOLICITATION
VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS
PROPOSAL 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES OF SUPERNUS
EXECUTIVE COMPENSATION
DIRECTOR COMPENSATION
REPORT OF THE AUDIT COMMITTEE
PROPOSAL 2 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING
ANNUAL REPORT
LIST OF APPENDICES
  APPENDIX A
Audit Committee Charter Statement of Purpose
Organization
Duties and Responsibilities
Procedures and Administration
  APPENDIX B
Governance and Nominating Committee Statement of Purpose
Organization
Duties and Responsibilities
Procedures and Administration
  APPENDIX C
Compensation Committee Charter
Statement of Purpose
Organization
Duties and Responsibilities
Procedures and Administration